                       PAINEWEBBER RETIREMENT MONEY FUND
                          1285 Avenue of the Americas
                            New York, New York 10019
                      STATEMENT OF ADDITIONAL INFORMATION

    PaineWebber Retirement Money Fund ("Fund") is a diversified series of Paine Webber RMA Money Fund, Inc. ("Corporation"), a professionally managed money market fund. The Fund seeks to provide investors with current income consistent with liquidity and conservation of capital. The Fund's investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); its sub-adviser and sub-administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated August 29, 1997. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated August 29, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

    YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the Fund invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    As noted in the Prospectus, the Fund may only purchase securities that are "First Tier Securities." To qualify as a First Tier Security, a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security or (4) unrated, but determined by Mitchell Hutchins to be of comparable quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced. If a security in the Fund's portfolio ceases to be a First Tier Security, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, and in certain cases the Corporation's board of directors ("board"), will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

    VARIABLE AND FLOATING RATE DEMAND INSTRUMENTS. As noted in the Prospectus, the Fund may invest in variable and floating rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature.
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Generally, the Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

    REPURCHASE AGREEMENTS. As stated in the Prospectus, the Fund may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price plus any agreed upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

    Repurchase agreements carry certain risks not associated with direct investments in securities. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the board. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

    ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board.

    Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"), including private

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placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Fund and reports periodically on such decisions to the board.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."

    SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

    LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to interest or other distributions, when regaining such rights is considered to be in its interest.

    Pursuant to procedures adopted by the board governing the Fund's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

    INVESTMENT LIMITATIONS OF THE FUND.

        FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The Fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

           The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

           The following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the board without shareholder approval.

    The Fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The directors and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------

Margo N. Alexander**; 50   Director and President  Mrs. Alexander is president, chief executive officer and a director of
                                                   Mitchell Hutchins (since January 1995)
                                                   and an executive vice president and
                                                   director of PaineWebber. Mrs. Alexander
                                                   is president and a director or trustee
                                                   of 28 investment companies for which
                                                   Mitchell Hutchins or PaineWebber serves
                                                   as investment adviser.

Richard Q. Armstrong; 62   Director                Mr. Armstrong is chairman and principal
78 West Brother Drive                              of RQA Enterprises (management
Greenwich, CT 06830                                consulting firm) (since April 1991 and
                                                   principal occupation since March 1995).
                                                   Mr. Armstrong is also a director of Hi
                                                   Lo Automotive, Inc. He was chairman of
                                                   the board, chief executive officer and
                                                   co-owner of Adirondack Beverages
                                                   (producer and distributor of soft drinks
                                                   and sparkling/still waters) (October
                                                   1993-March 1995). He was a partner of
                                                   The New England Consulting Group
                                                   (management consulting firm) (December
                                                   1992-September 1993). He was managing
                                                   director of LVMH U.S. Corporation (U.S.
                                                   subsidiary of the French luxury goods
                                                   conglomerate, Louis Vuitton Moet
                                                   Hennessey Corporation) (1987-1991) and
                                                   chairman of its wine and spirits
                                                   subsidiary, Schieffelin & Somerset
                                                   Company (1987-1991). Mr. Armstrong is a
                                                   director or trustee of 27 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

E. Garrett Bewkes, Jr.**;  Director and Chairman   Mr. Bewkes is a director of Paine Webber
70                         of the Board of         Group Inc. ("PW Group") (holding company
                           Directors               of PaineWebber and Mitchell Hutchins).
                                                   Prior to December 1995, he was a
                                                   consultant to PW Group. Prior to 1988,
                                                   he was chairman of the

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
                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   board, president and chief executive
                                                   officer of American Bakeries Company.
                                                   Mr. Bewkes is also a director of
                                                   Interstate Bakeries Corporation and
                                                   NaPro BioTherapeutics, Inc. Mr. Bewkes
                                                   is a director or trustee of 28
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Richard R. Burt; 50        Director                Mr. Burt is chairman of International
1101 Connecticut Avenue,                           Equity Partners (international
N.W.                                               investments and consulting firm) (since
Washington, D.C. 20036                             March 1994) and a partner of McKinsey &
                                                   Company (management consulting firm)
                                                   (since 1991). He is also a director of
                                                   American Publishing Company and
                                                   Archer-Daniels-Midland Co. (agricultural
                                                   commodities). He was the chief
                                                   negotiator in the Strategic Arms
                                                   Reduction Talks with the former Soviet
                                                   Union (1989-1991) and the U.S.
                                                   Ambassador to the Federal Republic of
                                                   Germany (1985-1989). Mr. Burt is a
                                                   director or trustee of 27 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Mary C. Farrell**; 47      Director                Ms. Farrell is a managing director,
                                                   senior investment strategist, and member
                                                   of the Investment Policy Committee of
                                                   PaineWebber. Ms. Farrell joined
                                                   PaineWebber in 1982. She is a member of
                                                   the Financial Women's Association and
                                                   Women's Economic Roundtable and appears
                                                   as a regular panelist on Wall $treet
                                                   Week with Louis Rukeyser. She also
                                                   serves on the Board of Overseers of New
                                                   York University's Stern School of
                                                   Business. Ms. Farrell is a director or
                                                   trustee of 27 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Meyer Feldberg; 55         Director                Mr. Feldberg is Dean and Professor of
Columbia University                                Management of the Graduate School of
101 Uris Hall                                      Business, Columbia University. Prior to
New York, New York 10027                           1989, he was president of the Illinois
                                                   Institute of Technology. Dean Feldberg
                                                   is also a director of K-III
                                                   Communications Corporation, Federated
                                                   Department Stores, Inc. and Revlon, Inc.
                                                   Dean Feldberg is a director or

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
                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   trustee of 27 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

George W. Gowen; 67        Director                Mr. Gowen is a partner in the law firm
666 Third Avenue                                   of Dunnington, Bartholow & Miller. Prior
New York, New York 10017                           to May 1994, he was a partner in the law
                                                   firm of Fryer, Ross & Gowen. Mr. Gowen
                                                   is a director of Columbia Real Estate
                                                   Investments, Inc. Mr. Gowen is a
                                                   director or trustee of 27 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Frederic V. Malek; 60      Director                Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue,                          Partners (merchant bank). From January
N.W.                                               1992 to November 1992, he was campaign
Suite 350                                          manager of Bush-Quayle '92. From 1990 to
Washington, D.C. 20004                             1992, he was vice chairman and, from
                                                   1989 to 1990, he was president of
                                                   Northwest Airlines Inc., NWA Inc.
                                                   (holding company of Northwest Airlines
                                                   Inc.) and Wings Holdings Inc. (holding
                                                   company of NWA Inc.). Prior to 1989, he
                                                   was employed by the Marriott Corporation
                                                   (hotels, restaurants, airline catering
                                                   and contract feeding), where he most
                                                   recently was an executive vice president
                                                   and president of Marriott Hotels and
                                                   Resorts. Mr. Malek is also a director of
                                                   American Management Systems, Inc.
                                                   (management consulting and computer
                                                   related services), Automatic Data
                                                   Processing, Inc., CB Commercial Group,
                                                   Inc. (real estate services), Choice
                                                   Hotels International (hotel and hotel
                                                   franchising), FPL Group, Inc. (electric
                                                   services), Integra, Inc. (bio-medical),
                                                   Manor Care, Inc. (health care), National
                                                   Education Corporation and Northwest
                                                   Airlines Inc. Mr. Malek is a director or
                                                   trustee of 27 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Carl W. Schafer; 61        Director                Mr. Schafer is president of the Atlantic
P.O. Box 1164                                      Foundation (charitable foundation
Princeton, NJ 08542                                supporting mainly oceanographic
                                                   exploration and research). He is a
                                                   director of Roadway Express, Inc.
                                                   (trucking), The Guardian Group of Mutual
                                                   Funds, Evans Systems, Inc. (motor

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   fuels, convenience store and diversified
                                                   company), Electronic Clearing House,
                                                   Inc. (financial transactions
                                                   processing), Wainoco Oil Corporation and
                                                   Nutraceutix, Inc. (biotechnology
                                                   company). Prior to January 1993, he was
                                                   chairman of the Investment Advisory
                                                   Committee of the Howard Hughes Medical
                                                   Institute. Mr. Schafer is a director or
                                                   trustee of 27 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Kimberly Brown; 30         Vice President          Ms. Brown is a vice president and a
                                                   portfolio manager of Mitchell Hutchins.
                                                   She has been a portfolio manager since
                                                   March 1995 and has been with Mitchell
                                                   Hutchins since December 1992. Prior to
                                                   joining Mitchell Hutchins Ms. Brown was
                                                   with Visual Impact Advertising. Ms.
                                                   Brown is vice president of one
                                                   investment company for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Dennis McCauley; 50        Vice President          Mr. McCauley is a managing director and
                                                   chief investment officer--fixed income
                                                   of Mitchell Hutchins. Prior to December
                                                   1994, he was director of fixed income
                                                   investments of IBM Corporation. Mr.
                                                   McCauley is a vice president of 18
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Ann E. Moran; 40           Vice President and      Ms. Moran is a vice president and a
                           Assistant Treasurer     manager of the mutual fund finance
                                                   division of Mitchell Hutchins. Ms. Moran
                                                   is a vice president and assistant
                                                   treasurer of 28 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Dianne E. O'Donnell; 45    Vice President and      Ms. O'Donnell is a senior vice president
                           Secretary               and deputy general counsel of Mitchell
                                                   Hutchins. Ms. O'Donnell is a vice
                                                   president and secretary of 27 investment
                                                   companies and vice president and
                                                   assistant secretary of one investment
                                                   company for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
Emil Polito; 36            Vice President          Mr. Polito is a senior vice president
                                                   and director of operations and control
                                                   for Mitchell Hutchins. From March 1991
                                                   to September 1993 he was director of the
                                                   mutual funds sales support and service
                                                   center for Mitchell Hutchins and
                                                   PaineWebber. Mr. Polito is vice
                                                   president of 28 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Susan Ryan; 37             Vice President          Ms. Ryan is a senior vice president of
                                                   Mitchell Hutchins. Ms. Ryan has been
                                                   with Mitchell Hutchins since 1982. Ms.
                                                   Ryan is a vice president of five
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Victoria E. Schonfeld; 46  Vice President          Ms. Schonfeld is a managing director and
                                                   general counsel of Mitchell Hutchins.
                                                   Prior to May 1994, she was a partner in
                                                   the law firm of Arnold & Porter. Ms.
                                                   Schonfeld is a vice president of 27
                                                   investment companies and vice president
                                                   and secretary of one investment company
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Paul H. Schubert; 34       Vice President and      Mr. Schubert is a first vice president
                           Treasurer               and the director of the mutual fund
                                                   finance division of Mitchell Hutchins.
                                                   From August 1992 to August 1994, he was
                                                   a vice president of BlackRock Financial
                                                   Management, L.P. Prior to August 1992,
                                                   he was an audit manager with Ernst &
                                                   Young LLP. Mr. Schubert is a vice
                                                   president and treasurer of 28 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Barney A. Taglialatela;    Vice President and      Mr. Taglialatela is a vice president and
36                         Assistant Treasurer     a manager of the mutual fund finance
                                                   division of Mitchell Hutchins. Prior to
                                                   February 1995, he was a manager of the
                                                   mutual fund finance division of Kidder
                                                   Peabody Asset Management, Inc. Mr.
                                                   Taglialatela is a vice president and
                                                   assistant treasurer of 28 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
Keith A. Weller; 36        Vice President and      Mr. Weller is a first vice president and
                           Assistant Secretary     associate general counsel of Mitchell
                                                   Hutchins. Prior to May 1995, he was an
                                                   attorney in private practice. Mr. Weller
                                                   is a vice president and assistant
                                                   secretary of 27 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Ian W. Williams; 40        Vice President and      Mr. Williams is a vice president and a
                           Assistant Treasurer     manager of the mutual fund finance
                                                   division of Mitchell Hutchins. Prior to
                                                   June 1992, he was an audit senior
                                                   accountant with Price Waterhouse LLP.
                                                   Mr. Williams is a vice president and
                                                   assistant treasurer of 28 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Corporation as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

    The Corporation pays directors who are not "interested persons" of the Corporation $1,000 annually for each series of the Corporation and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Corporation presently has three series and thus pays each director $3,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Directors and officers of the Corporation own in the aggregate less than 1% of the Fund's shares. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporation and the Fund, the Corporation requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Corporation for acting as a director or officer.

    The table below includes certain information relating to the compensation of the Corporation's current directors who held office with the Corporation or with other PaineWebber funds during the Corporation's last fiscal year.

                              COMPENSATION TABLE+

                                                                                                      TOTAL
                                                                                  AGGREGATE       COMPENSATION
                                                                                COMPENSATION        FROM THE
                                                                                  FROM THE     CORPORATION AND THE
                           NAME OF PERSON, POSITION                             CORPORATION*     FUND COMPLEX**
------------------------------------------------------------------------------  -------------  -------------------
Richard Q. Armstrong, Director................................................    $   4,553        $    59,873
Richard R. Burt, Director.....................................................        4,103             51,173
Meyer Feldberg, Director......................................................        5,992             96,181
George W. Gowen, Director.....................................................        5,992             92,431
Frederic V. Malek, Director...................................................        5,992             92,431
Carl W. Schafer, Director.....................................................        4,553             62,307

------------

 + Only independent members of the board of directors are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended June 30, 1997.

** Represents total compensation paid to each director during the calendar year ended December 31, 1996; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

    The Fund's records as of July 31, 1997, did not indicate that any shareholder owned more than 5% of the Fund's shares. The Corporation is not aware of any shareholder who is the beneficial owner of 5% or more of the Fund's shares.

       INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Fund's investment adviser and administrator pursuant to a contract with the Corporation dated March 23, 1989 ("Advisory Contract"). Under the Advisory Contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                                         ANNUAL
     AVERAGE DAILY NET ASSETS                                                             RATE
-------------------------------------------------------------------------------------  -----------
Up to $1 billion.....................................................................        0.50%
In excess of $1 billion up to $1.5 billion...........................................        0.44%
Over $1.5 billion....................................................................        0.36%

    For the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995, the Fund paid (or accrued) to PaineWebber fees totalling $15,211,682, $14,023,396 and $10,973,704, respectively, under the Advisory Contract.

    During the fiscal year ended June 30, 1997, the Fund did not pay fees to PaineWebber for its services as lending agent because the Fund did not engage in any securities lending activities. Prior to August 1, 1997, PaineWebber provided certain services to the Fund not otherwise provided by its transfer agent. Pursuant to an agreement between PaineWebber and the Fund relating to these services, during the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995, the Fund paid (or accrued) to PaineWebber $2,692,218, $2,559,302 and $2,388,513, respectively. This agreement was reviewed annually by the board. Effective August 1, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. and is compensated for those services by PFPC Inc., not the Fund.

    Under a contract with PaineWebber dated March 23, 1989 ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the Fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the
Fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to PaineWebber under the Advisory Contract. For the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995, PaineWebber paid (or accrued) to Mitchell Hutchins fees of $3,042,336, $2,804,679 and $2,194,741, respectively.

    Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Corporation not readily identifiable as belonging to the Fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by PaineWebber; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of Fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or PaineWebber;
(6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing PaineWebber monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and
(18) costs of mailing, stationery and communications equipment.

    Under the Advisory and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber and Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Contracts are terminable with respect to the Fund at any time without penalty by vote of the board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The Advisory Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Corporation, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also automatically terminates upon the assignment of the Advisory Contract.

    The following table shows the approximate net assets as of July 31, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

     INVESTMENT CATEGORY                                                           NET ASSETS
---------------------------------------------------------------------------------  ----------
                                                                                    ($ MIL)
Domestic (excluding Money Market)................................................  $  6,173.1
Global...........................................................................     3,383.3
Equity/Balanced..................................................................     4,610.9
Fixed Income (excluding Money Market)............................................     4,945.5
    Taxable Fixed Income.........................................................     3,359.5
    Tax-Free Fixed Income........................................................     1,586.0
Money Market Funds...............................................................    25,274.8

    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance, and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

    DISTRIBUTION ARRANGEMENTS. PaineWebber acts as the distributor of Fund shares under a distribution contract with the Corporation dated July 7, 1993 ("Distribution Contract"), which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Fund. Shares of the Fund are offered continuously. Payments by the Fund to compensate PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contract and made in accordance with a plan of distribution adopted by the Corporation in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan").

    Among other things, the Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.

    The Plan authorizes the Fund to pay PaineWebber a service fee, computed daily and paid monthly, at an annual rate of up to 0.15% of its average daily net assets. The Fund currently pays service fees to Paine Webber at the annual rate of 0.08% of average net assets, and any increase from the 0.08% annual rate would require prior approval of the board.

    During the fiscal year ended June 30, 1997, the Fund paid or accrued to PaineWebber service fees of $2,980,373. For the same period, PaineWebber estimates that it incurred expenses of $2,677,000, in servicing Fund shareholders. PaineWebber estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing--$278,000; and (b) service fees to investment executives--$2,399,000.

    "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.

    In approving the continuance of the Plan, the board considered all features of the distribution system for the Fund, including (a) PaineWebber's view that the payment of service fees at the annual rate of 0.06% of the average daily net assets of the Fund held in shareholder accounts serviced by Investment Executives and correspondent firms was attractive to such Investment Executives and correspondent firms and would result in greater growth of the Fund than might otherwise be the case, (b) the extent to which Fund shareholders might benefit from economies of scale resulting from growth in the Fund's assets and shareholder account size and the potential for continued growth, (c) the services provided to the Fund and its shareholders by PaineWebber pursuant to the Distribution Contract, (d) PaineWebber's expenses and costs under the Plan as described above and (e) the fact that the expense to the Fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

    The board also considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan is successful and the Fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    The Mitchell Hutchins Contract authorizes Mitchell Hutchins (with the approval of the Corporation's board) to select brokers and dealers to execute purchases and sales of the Fund's portfolio securities. The Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research services received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract. During its past three fiscal years, the Fund has not paid any brokerage commissions; therefore, it has not allocated any brokerage transactions for research, analysis, advice and similar services.

    Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

    Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

    As of June 30, 1997, the Fund owned commercial paper and short-term corporate obligations issued by the following persons who are regular broker-dealers for the Fund: Bear Stearns Companies Incorporated--$154,629,727; Goldman Sachs Group LP--$14,983,594; Merrill Lynch & Company Incorporated-- $84,911,871; Morgan Stanley Group Incorporated--$39,772,719 and Lehman Brothers Holdings Incorporated--$67,584,829.

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

    The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although the Fund attempts to maintain a constant net asset value of $1.00 per share.

                              VALUATION OF SHARES

    The Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, PaineWebber's New York City offices and the New York offices of PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to the Fund's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins determines (pursuant to delegated authority from the board) present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

    In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) through the end of its current taxable year on June 30, 1998, the Fund must derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

                              CALCULATION OF YIELD

    The Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)to the power of 365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    The Fund's yield and effective yield for the seven-day period ended June 30, 1997, were 4.95% and 5.07%, respectively.

    OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the Fund will fluctuate. In Performance Advertisements, the Fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends had been paid in cash.

    The Fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes-Registered Trademark- Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                               OTHER INFORMATION

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS

    The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and the report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                  Page
Investment Policies and Restrictions.....           1
Directors and Officers; Principal Holders
  of Securities..........................           6
Investment Advisory, Administration and
  Distribution Arrangements..............          12
Portfolio Transactions...................          15
Additional Information Regarding
  Redemptions............................          16
Valuation of Shares......................          17
Taxes....................................          18
Calculation of Yield.....................          18
Other Information........................          19
Financial Statements.....................          20

-C-1997 PaineWebber Incorporated

                                                                    PAINEWEBBER

                                                           RETIREMENT MONEY FUND

                                                   -----------------------------
                                             Statement of Additional Information
                                                                 August 29, 1997

                                            ------------------------------------